UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 15, 2006
Pharmion Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-50447	84-1521333

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

2525 28th Street, Boulder, Colorado		80301
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 720-564-9100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Agreement and Plan of Merger
Press Release

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.
On November 15, 2006, Pharmion Corporation (the “Company”) announced that it acquired (the “Acquisition”) Cabrellis Pharmaceuticals Corporation (“Cabrellis”) pursuant to the terms of that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 15, 2006, by and among the Company, Carlsbad Acquisition Corporation, a wholly owned subsidiary of the Company, Cabrellis and Stuart J.M. Collinson, as the representative of the securityholders of Cabrellis, pursuant to which Carlsbad Acquisition Corporation merged with and into Cabrellis, with Cabrellis continuing as the surviving entity.
Pursuant to the terms of the Merger Agreement, the Company paid $59 million in cash ($55 million net of approximately $4 million in net cash on hand at Cabrellis as of the closing of the Acquisition) to the stockholders of Cabrellis. In addition, the Company will make additional payments of up to an aggregate of $45 million to the stockholders of Cabrellis upon the attainment by the Company of certain milestones with respect to regulatory approvals in the United States and the European Union of the amrubicin compound which is currently under development by Cabrellis.
The Merger Agreement contains customary representations, warranties, covenants and indemnifications for a transaction of this type. The Acquisition became effective as of November 15, 2006.
The description of the terms of the Merger Agreement are qualified in their entirety by reference to the copy of the Merger Agreement filed as Exhibit 10.1 to this Form 8-K, which is incorporated herein by reference in its entirety.
The press release announcing the Acquisition is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

10.1	Agreement and Plan of Merger, dated as of November 15, 2006, by and among Pharmion Corporation, Carlsbad Acquisition Corporation, Cabrellis Pharmaceuticals Corporation and Stuart J.M. Collinson, as the representative of the securityholders of Cabrellis Pharmaceuticals Corporation.

99.1	Press Release issued by Pharmion Corporation on November 15, 2006 announcing the acquisition of Cabrellis Pharmaceuticals Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMION CORPORATION

Date: November 16, 2006	By:	/s/ Steven N. Dupont Name: Steven N. Dupont
Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Agreement and Plan of Merger, dated as of November 15, 2006, by and among Pharmion Corporation, Carlsbad Acquisition Corporation, Cabrellis Pharmaceuticals Corporation and Stuart J.M. Collinson, as the representative of the securityholders of Cabrellis Pharmaceuticals Corporation.

99.1	Press Release issued by Pharmion Corporation on November 15, 2006 announcing the acquisition of Cabrellis Pharmaceuticals Corporation.